EXHIBIT 32.1

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT BY
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of ResCon Technology Corporation, on Form 10-QSB for the fiscal quarter ended February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Christian Nigohossian, the Principal Executive Officer and the Principal Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13
     (a) or 15 (d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: May 13, 2004            /S/ Christian Nigohossian
                              ----------------------------------
                              Christian Nigohossian,
                              Principal Executive Officer
                              and Principal Financial Officer